Exhibit 26 (g) iv. a. 1.

AMENDMENT

to the

AUTOMATIC YRT AGREEMENT

(“VUL QUOTA SHARE AGREEMENT”)

Dated: September 1, 1998

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY,

and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(the “Reinsurer”)

The Agreement is amended as follows effective September 1, 1998:

Article I, Paragraph D is deleted in its entirety and replaced with:

“The risk shall not have been submitted on a facultative basis to the Reinsurer or any other reinsurer within the last          years.”

All other terms and conditions of the Agreement not in conflict with the terms and conditions of this Amendment remain unchanged.

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Year Facultative Submission Amendment

IN WITNESS WHEREOF, the parties hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris, FSA, MAAA		George R. Zimmerman, JD, CLU, ChFC
	Second Vice President & Actuary		Director of Reinsurance

Date:	8/3/01	Date:	8/3/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman, JD, CLU, ChFC
	Second Vice President & Actuary		Director of Reinsurance

Date:	8/3/01	Date:	8/3/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman, JD, CLU, ChFC
	Second Vice President & Actuary		Director of Reinsurance

Date:	8/3/01	Date:	8/3/01

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Tom Penn-David	Witness:	/s/ Suzanne S. Luck
Title:	2nd VP	Title:	Associate Actuary

Date:	7/11/01	Date:	7/11/01

AMENDMENT to

All YRT Quota Share Treaties

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes known as the “Reinsured”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(the “Reinsurer”)

As of effective date of the Agreement, the Ceding Company and the Reinsurer agree to amend the above-referenced Agreements as follows:

The term          shall be defined as 1) the          under this Agreement into a          or 2) the         .

         shall continue to be reinsured          under this Agreement          which shall not be reinsured under this Agreement.

         shall continue to be reinsured          under this Agreement          which shall not be reinsured under this Agreement provided, however, that in regard to          not be reinsured under this Agreement.

EXCHANGES

The term          shall be defined as: 1) the          under this Agreement         , or 2) the          under this Agreement         .

         shall not be reinsured under this Agreement.

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Amendment

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ Delmer F. Borah IV
	Peter G. Ferris		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	11/13/01	Date:	11/13/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	11/13/01	Date:	11/13/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	11/13/01	Date:	11/13/01

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Tom Penn-David	Witness:	/s/ Suzanne S. Luck
Title:	2nd VP	Title:	Associate Actuary

Date:	11/6/01	Date:	11/6/01

AMENDMENT to

All Agreements that Contain          in Article I

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, or

C.M. LIFE INSURANCE COMPANY

(Reinsured)

and

MUNICH AMERICAN REASSURANCE COMPANY

(Reinsurer)

Each Agreement will be amended as of its effective date as follows*:

Any reference to          contained in “Article I: Automatic Reinsurance” is deleted in its entirety.

All terms and conditions of these Reinsurance Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

*Explanation and Clarification

It is the intent of this Amendment to make the          of the Agreement consistent with the Reinsured’s normal underwriting practices and guidelines. Rather than having specific language in the Agreement referencing         , the normal underwriting practices and guidelines of the Reinsured (which includes         ) shall be relied upon to qualify a risk for automatic reinsurance as stated in Article I of the Agreement. This will eliminate the need for future Amendments regarding changes in the Reinsured’s underwriting practices.

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Amendment

IN WITNESS WHEREOF, this Amendment is executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman
	Second Vice President and Actuary		Director of Reinsurance

Date:	9/5/00	Date:	9/5/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Witness:	/s/ George R. Zimmerman
	Yek Soan S. Cheng		George R. Zimmerman
	Vice President		Director of Reinsurance

Date:	9/6/00	Date:	9/6/00

C.M. LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Witness:	/s/ George R. Zimmerman
	Yek Soan S. Cheng		George R. Zimmerman
	Vice President		Director of Reinsurance

Date:	9/6/00	Date:	9/6/00

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Tom Penn-David	Witness:	/s/ David Bruggeman
Title:	2nd VP	Title:	Associate Actuary

Date:	8/16/00	Date:	8/16/00

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes known as the “Reinsured”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(the “Reinsurer”)

As of effective date of the Agreement, the Ceding Company (including “any” or “all” of the three (3) entities listed above) and the Reinsurer agree to amend the above-referenced Agreement(s) to include the following important language:

Gramm-Leach-Bliley Privacy Requirements

The Ceding Company and Reinsurer are “financial institutions” as that term is used in Title V of the Gramm-Leach-Bliley Act. The Parties may, from time to time, come into possession of “non-public personal information” as defined in Title V of the Gramm-Leach-Bliley Act. The “non-public personal information” may be transmitted by either the Ceding Company or Reinsurer to the other in accordance with the transmitting party’s then current privacy policy and practices, in order to allow the other party to perform pursuant to this Agreement. During the continuation of this Agreement and after its termination, the Ceding Company or Reinsurer shall at all times use reasonable care to maintain the confidentiality of the “non-public personal information” and shall not make any use of the “non-public personal information” beyond the purpose for which it was disclosed. The Ceding Company and Reinsurer agree that they will not transfer information to a third party, except as provided in this Agreement and as permitted by Title V of the Gramm-Leach-Bliley Act, such permission including, but not limited to, disclosure of Information if required by applicable federal, state or local legal requirement, order of a court of competent jurisdiction, properly authorized civil, criminal or regulatory investigation, or subpoena by federal, state or local authorities. The Ceding Company and Reinsurer agree that the Reinsurer may need to transfer “non-public personal information” to third party vendors for the purpose of obtaining reinsurance on risks subject to this Agreement. The Reinsurer will obtain agreements from any such third party vendors that require the third party vendors to use reasonable care to maintain the confidentiality of the “non-public personal information”.

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Gramm-Leach-Bliley Privacy Amendment

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ Delmer F. Borah IV
	Peter G. Ferris		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	7/15/02	Date:	7/15/02

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	7/11/02	Date:	7/11/02

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	7/11/02	Date:	7/11/02

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Tom Penn-David	Witness:	/s/ W. Thomas Loftis
Title:	2nd VP	Title:	Asst VP

Date:	7/1/02	Date:	7/8/02

AMENDMENT

to all

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, or

CM LIFE INSURANCE COMPANY

hereinafter referred to as the Reinsured(s)

and

MUNICH AMERICAN REINSURANCE COMPANY

hereinafter referred to as the Reinsurer

The Reinsureds and the Reinsurer, as parties to the above referenced reinsurance agreements, hereby agree to amend them as of January 1, 1999 as follows:

If a new Reinsured issues a policy that is considered to be a continuation of the original insurance          from a policy originally issued by another of the above three Reinsureds under the terms of a reinsurance agreement with the Reinsurer, then the new Reinsured will also be considered to be a party to that reinsurance agreement for purposes of the continuation of the original insurance clause.

All terms and conditions of these Reinsurance Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

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IN WITNESS WHEREOF, the Reinsured and Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman
	Second Vice President and Actuary		Director of Reinsurance

Date:	4/20/00	Date:	4/20/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	4/24/00	Date:	4/24/00

CM LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	4/24/00	Date:	4/24/00

MUNICH AMERICAN REINSURANCE COMPANY

By:	/s/ Sig C. Brekke	Attest:	W. Thomas Loftis
Title:	Vice President	Title:	Associate Actuary

Date:	4/13/00	Date:	4/13/00

AMENDMENT to

VUL Quota Share (9/1/98)	Effective: January 1, 1999	LCR:

Enterprise Plus UL Quota Share (9/16/96)	Effective: January 1, 1999	LCR:

Enterprise Plus UL Inforce Quota Share (4/1/97)	Effective: January 1, 1999	LCR:

Variable Life Plus Inforce	Effective: October 1, 1999	LCR:

1999 Enterprise Plus	Effective: October 1, 1999	LCR:

Variable Life Select Inforce	Effective: October 1, 1999	LCR:

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, or

CM LIFE INSURANCE COMPANY

hereinafter referred to as the Reinsured(s)

and

MUNICH AMERICAN REASSURANCE COMPANY

hereinafter referred to as the Reinsurer

The Reinsureds and the Reinsurer, as parties to the above referenced reinsurance agreements, hereby agree to amend them as of the date shown above with reference to payment of claims by superceding anything in the treaties that is in conflict with the following:

The          for these treaties are shown above.         .

The Reinsured will consult with the          before        , shall be binding on the

         Reinsurers. Such          by either the          or other        .

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If a claim        , the Reinsured will

        . The Reinsurer may decline to be a party to the contest, compromise, or litigation involved on a claim, in which case it shall pay the full amount of its share of the claim to the Reinsured. In such case, the Reinsurer shall not share in any expense involved in such contest, compromise, or litigation, or in any reduction in claim resulting therefrom.

All terms and conditions of these Reinsurance Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the Reinsured and Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:	/s/ Delmer F. Borah
	Peter G. Ferris		Delmer F. Borah
	Second Vice President and Actuary		Second Vice President and Actuary

Date:	3/27/00	Date:	3/27/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	3/28/00	Date:	3/28/00

CM LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	3/28/00	Date:	3/28/00

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Tom Penn-David	Attest:	/s/ W. Thomas Loftis
Title:	2nd VP	Title:	Associate Actuary

Date:	3/14/00	Date:	3/14/00

AMENDMENT

to the

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Of Springfield, Massachusetts,

MML BAY STATE LIFE INSURANCE COMPANY

Of Hartford, Connecticut,

C.M. LIFE INSURANCE COMPANY

Of Hartford, Connecticut

(the Reinsureds)

and

MUNICH AMERICAN REASSURANCE COMPANY

Of Atlanta, Georgia

(the Reinsurer)

Effective September 1, 1999, the corporate retention of the Reinsureds will be revised per the attached retention schedule.

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties in duplicate:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:	/s/ George R. Zimmerman
	Peter G. Ferris, FSA, MAAA		George R. Zimmerman
	Second Vice President & Actuary		Director of Reinsurance

Date:	4/20/00	Date:	4/20/00

C.M. LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Sy Cheng, FSA, MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan Sy Cheng, FSA, MAAA		Ed Jalowski
	Vice President - Actuarial		Assistant Vice President & Actuary

Date:	4/24/00	Date:	4/24/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Sy Cheng, FSA, MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan Sy Cheng, FSA, MAAA		Ed Jalowski
	Vice President - Actuarial		Assistant Vice President & Actuary

Date:	4/24/00	Date:	4/24/00

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Sig C. Brekke	Attest:	/s/ W. Thomas Loftis
Title:	Vice President	Title:	Associate Actuary

Date:	4/13/00	Date:	4/13/00

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SCHEDULE I: RETENTION LIMITS

[table deleted]

AMENDMENT to

Agreements that initially referenced          in Article I and that have an          Amendment that was executed in

2000

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(the “Reinsurer”)

Effective June 15, 2001.

This Amendment supercedes and replaces in its entirety the prior          Amendment to “Agreements that initially referenced          in Article I and that have an          Amendment that was executed in 2000”.

The Agreement is amended as follows:

For business issued before June 15, 2001, the Reinsurer shall reinsure          and issued under the Ceding Company’s normal underwriting guidelines.

For business issued on or after June 15, 2001, the Reinsurer shall reinsure risks issued under the Ceding Company’s normal underwriting guidelines,        .

Amendment

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/7/01	Date:	6/7/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Tom Penn-David	Witness:	/s/ Suzanne Luck
Title:	2nd VP	Title:	Associate Actuary

Date:	5/2/01	Date:	7/9/01

MML BAY STATE LIFE INSURANCE COMPANY and C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

Agreements with a prior             Amendment

MUNICH AMERICAN REASSURANCE COMPANY

Automatic YRT Agreement (1999 Series Enterprise Plus UL) – Effective 1/1/00

Automatic YRT Agreement (1999 Series Enterprise Plus UL/MM) – Effective 9/24/99

Automatic YRT Agreement (Variable Universal Life) – Effective 9/1/98

Automatic YRT Agreement (Inforce Enterprise Plus) – Effective 4/1/97

Automatic YRT Agreement (Blue Chip Enterprise Plus) – Effective 9/16/96

AMENDMENT to

Automatic Quota Share Agreements (excludes ARC and Auto Excess) Commencing 1982 and Later between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

MUNICH AMERICAN REASSURANCE COMPANY (INCLUDING

CONTINENTAL ASSURANCE COMPANY (CNA))

(the “Reinsurer”)

Effective June 15, 2001.

The Agreement is amended as follows:

The Reinsurer shall reinsure covered risks that have a net amount at risk        .

Risks that have been         , will remain         .

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NAR Amendment

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/7/01	Date:	6/7/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

MUNICH AMERICAN REASSURANCE COMPANY (INCLUDING

CONTINENTAL ASSURANCE COMPANY (CNA))

By:	/s/ Tom Penn-David	Witness:	/s/ Suzanne Luck
Title:	2nd VP	Title:	Assistant Actuary

Date:	5/2/01	Date:	5/2/01

MML BAY STATE LIFE INSURANCE COMPANY and C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

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IMPACTED TREATIES

MUNICH AMERICAN REASSURANCE COMPANY (INCLUDING CONTINENTAL ASSURANCE COMPANY (CNA))

Automatic YRT Agreement (Enterprise+ UL - Quota Share - Pool) – Effective 9/16/96

Automatic YRT Agreement (Pre 9/96 Enterprise+ UL – Quota Share - Pool) – Effective 4/1/97

Automatic YRT Agreement (VUL - Pool) – Effective 9/1/98

Automatic YRT Agreement (Variable Life+ Inforce – Quota Share) – Effective 1/1/99

Automatic YRT Agreement (Variable Life Select Inforce – Quota Share) – Effective 2/8/99

Automatic YRT Agreement (Enterprise+ Quota Share – Pool (Repriced)) – Effective 9/24/99

Automatic YRT Agreement (UL2/UL2G) – Effective 1/1/01

Automatic YRT Agreement (APT80 - Pool) – Effective 9/16/96 (CNA)

Automatic YRT Agreement (Enterprise 10 – NY) – Effective 9/8/97 (CNA)

Automatic YRT Agreement (Enterprise 10 – Quota Share - Pool) – Effective 9/8/97 (CNA)

Automatic YRT Agreement (Whole Life – Quota Share) – Effective 1/1/00 (CNA)

Automatic YRT Agreement (Modified Whole Life – HECV) – Effective 1/1/00 (CNA)

AMENDMENT          to the

AUTOMATIC YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter the “Reinsurer”)

Original Treaty Effective Date: September 1, 1998

Coverage: Variable Universal Life

This Amendment hereby terminates the reinsurance of new business on new lives on and after February 29, 2004, (the “Amendment effective date”), under the above-referenced Agreement. All other changes allowed under the Agreement, including but not limited to any increases if they are normally applied to the existing contract/pool, shall continue to be available hereunder. All business inforce at that effective date shall remain reinsured hereunder until the termination, expiry, or          of the underlying policy on which the reinsurance is based.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	5/3/10
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	5/3/10
Peter G. Ferris
Second Vice President & Actuary

[page break]

VUL Termination Eff. 2/29/04

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	5/3/10
Peter G. Ferris
Second Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Paul R Myers	Date:	4/22/10
Print name:	Paul R Myers
Title:	VP & Actuary, IL Marketing

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Melinda A Dressler	Date:	4/22/10
Print name:	Melinda A Dressler
Title:	Second VP, Treaty

AMENDMENT to the

AUTOMATIC YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

C.M. LIFE INSURANCE COMPANY, and

MML BAY STATE LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Original Treaty Effective Date: September 1, 1998

Coverage: VARIABLE UNIVERSAL LIFE

Effective March 1, 2004, the Amendment effective date, the applicable sections of Schedule B - Reinsurance Limits of the above-referenced Agreement will be replaced with the following:

Basis of Reinsurance: The Reinsurer shall participate in a pool of reinsurers on a          for the first $          and $          insured for eligible plans.

Ceding Company’s Retention: The Ceding Company shall retain          % of the first $          and $          insured on eligible policies          in Schedule I – Retention Limits, except for          on original policies issued between          on which the Ceding Company shall retain          % of such          in Schedule I – Retention Limits.

Reinsurer’s Share: The Reinsurer’s share shall be          % of the first $          and $          insured on eligible policies        .

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged. IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

        [page break]

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	9/23/2008
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	9/23/2008
Peter G. Ferris
Second Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	9/23/2008
Peter G. Ferris
Second Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Paul R Myers	Date:	9/18/08
Print name:	Paul R Myers
Title:	AVP & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ James M Filmore	Date:	9/19/08
Print name:	James M. Filmore
Title	VP & Actuary